SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549

                              FORM 8-K


                           CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                           June 30, 2000
                           ----------------
                            Date of Report
                  (Date of Earliest Event Reported)

     THE NEW PARAHO CORPORATION
                       -----------------------
       (Exact Name of Registrant as Specified in its Charter)

    Nevada              0-08536             84-1034362
    --------              -------             ----------
(State or other     (Commission File No.)   (IRS Employer I.D. No.)
Jurisdiction)

                      3230 E. Flamingo Road, Suite 156
                           Las Vagas, NV  89121
                        ---------------------------
                 (Address of Principal Executive Offices)

                               (801) 274-1011
                               -------------
                       Registrant's Telephone Number


   5387 Manhattan Circle Suite 104, Boulder, CO 80303
                                    ---
        (Former Name or Former Address if changed Since Last Report)

Item 1.   Changes in Control of Registrant.

     Pursuant to a unanimous vote of the majority shares represented at a special shareholder's meeting held at the Company's offices on June 28, 2000, Capital Consulting of Utah, Inc., a Utah corporation, purchased 41,784,562 shares of common stock owned by Energy Resources Technology Land, Inc., for $100,000 and thus become the majority shareholder of the Company, as said shares account for approximately 82% of the issued and outstanding shares of the

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Company.  Said purchase became effective June 30, 2000.  The details of the change in control are set forth in the Proxy
Statement and Notice filed with the SEC on June 16, 2000.

Item 2.  Acquisition or Disposition of Assets.

         Pursuant to a unanimous vote of the majority shares represented at a special shareholder's meeting held at the Company's offices on June 28, 2000, the Company sold substantially all of its assets to Shale Technologies, L.L.C., in exchange for cancellation of an outstanding debt owing to Shale Technologies, L.L.C. in the amount of $866,000.00, effective June 30, 2000.

Item 3.  Bankruptcy or Receivership.

         None; not applicable.

Item 4.  Changes in Registrant's Certifying Accountant.

         None; not applicable.

Item 5.  Other Events.

         None; not applicable.

Item 6.  Resignations of Directors and Executive Officers.

         Pursuant to a unanimous vote of the majority shares represented at a special shareholder's meeting held at the Company's offices on June 28, 2000, and based upon the change of control set forth above, the Company's directors resigned, and three additional directors were appointed, namely Kelly H. Adams, Pete R. Falvo, and Christopher J. Nielsen. The details of the change in directors are set forth in the Proxy Statement and Notice filed with the SEC on June 16, 2000.

Item 7.  Financial Statements and Exhibits.

         (a)  Financial Statements of Businesses Acquired.

              To be filed within 60 days.

         (b)  Pro Forma Financial Information.

              To be filed within 60 days.

         (c)  Exhibits.

     Exhibit                       Description of Exhibit
     Number
     -------                       ----------------------

                                2
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    *    Summaries of any exhibit are modified in their
         entirety by this reference to each exhibit.

Item 8.  Change in Fiscal Year.

         None; not applicable.

Item 9.  Sales of Equity Securities Pursuant to Regulation S.

         None; not applicable.



                                SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                     THE NEW PARAHO CORPORATION
                     -----------------------

Date: 7/17/2000      By/s/Kip Eardley
                     ---------------------
                     Kip Eardley
                     President

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